UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/05/2006

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 5, 2006, Knoll, Inc. (the "Company") approved salary increases and 2007 non-equity incentive awards for the named executive officers listed below. The salary increases take effect on January 1, 2007.

Andrew B. Cogan, Chief Executive Officer. Effective January 1, 2007, Mr. Cogan's annual base salary increases from $500,000 to $650,000. Mr. Cogan was also granted a 2007 non-equity incentive award with a target incentive payment of $650,000. A copy of Amendment No. 3 to Mr. Cogan's employment agreement is attached as Exhibit 10.1 to this Current Report on 8-K and a copy of Mr. Cogan's 2007 non-equity incentive letter, detailing his participation in the 2007 Knoll, Inc. Incentive Compensation Program, is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Kathleen G. Bradley, President and Chief Executive Officer, Knoll, North America. Effective January 1, 2007, Ms. Bradley's annual base salary increases from $500,000 to $650,000. Ms. Bradley was also granted a 2007 non-equity incentive award with a target incentive payment of $650,000. A copy of Amendment No. 3 to Ms. Bradley's employment agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and a copy of Ms. Bradley's 2007 non-equity incentive letter, detailing her participation in the Knoll, Inc. 2007 Incentive Compensation Program, is attached as Exhibit 10.4 to this Current Report on Form 8-K.

Barry L. McCabe, Senior Vice President and Chief Financial Officer. Effective January 1, 2007, Mr. McCabe's annual base salary increases from $225,000 to $275,000. Mr. McCabe was also granted a 2007 non-equity incentive award with a target incentive payment of $175,000. A copy of Mr. McCabe's 2007 non-equity incentive letter, detailing his participation in the Knoll, Inc. 2007 Incentive Compensation Program, is attached as Exhibit 10.5 to this Current Report on Form 8-K.

Arthur C. Graves, Senior Vice President - Sales and Distribution. Effective January 1, 2007, Mr. Grave's annual base salary increases from $250,000 to $275,000. Mr. Graves was also granted a 2007 non-equity incentive award with a target incentive payment of $275,000. A copy of Mr. Grave's 2007 non-equity incentive letter, detailing his participation in the Knoll, Inc. 2007 Incentive Compensation Program, is attached as Exhibit 10.6 to this Current Report on Form 8-K.

Stephen A. Grover, Senior Vice President - Operations. Effective January 1, 2007, Mr. Grover's annual base salary increases from $250,000 to $275,000. Mr. Grover was also granted a 2007 non-equity incentive award with a target incentive payment of $275,000. A copy of Mr. Grover's 2007 non-equity incentive letter, detailing his participation in the Knoll, Inc. 2007 Incentive Compensation Program, is attached as Exhibit 10.7 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 -- Amendment No. 3 to Andrew B. Cogan Employment Agreement.

Exhibit 10.2 -- Andrew B. Cogan Incentive Compensation Letter dated December 5, 2006.

Exhibit 10.3 -- Amendment No. 3 to Kathleen G. Bradley Employment Agreement.

Exhibit 10.4 -- Kathleen G. Bradley Incentive Compensation Letter dated December 5, 2006.

Exhibit 10.5 -- Barry L. McCabe Incentive Compensation Letter dated December 5, 2006.

Exhibit 10.6 -- Arthur C. Graves Incentive Compensation Letter dated December 5, 2006.

Exhibit 10.7 -- Stephen A. Grover Incentive Compensation Letter dated December 5, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: December 11, 2006	By:	/s/ Barry L. McCabe
Barry L. McCabe
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.1	Amendment No. 3 to Andrew B. Cogan Employment Agreement
EX-10.2	Andrew B. Cogan Incentive Compensation Letter
EX-10.3	Amendment No. 3 to Kathleen G. Bradley Employment Agreement
EX-10.4	Kathleen G. Bradley Incentive Compensation Letter
EX-10.5	Barry L. McCabe Incentive Compensation Letter
EX-10.6	Arthur C. Graves Incentive Compensation Letter
EX-10.7	Stephen A. Grover Incentive Compensation Letter